SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  January 27, 1997


                      FINANCIAL ASSET SECURITIES CORP.,
                 (as depositor under the Pooling and Servicing
              Agreement, dated as of November 1, 1996, providing
             for the issuance of Financial Asset Securities Corp.,
                 Mego Mortgage FHA Title I Loan Trust 1996-3,
                  FHA Title I Loan Asset-Backed Certificates,
                                Series 1996-3).

            (Exact name of registrant as specified in its charter)



              Delaware                33-99018        41-1857856
(State or Other Jurisdiction         (Commission         (I.R.S. Employer
of Incorporation)                     File Number)       Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                    06830
(Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code:       (203) 625-2700

Item 5.       Other Events

              On behalf of Mego Mortgage FHA Title I Loan
              Trust 1996-3, FHA Title I Loan Asset-Backed
              Certificates, Series 1996-3, a Trust created pursuant to the Pooling and Servicing Agreement, dated November 1, 1996, by First Trust of New York, National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated January 27, 1996. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due November 25, 2022.

              A.     Monthly Report Information:
                     Aggregate distribution information for the current distribution date January 27, 1996.

                     Principal      Interest      Ending Balance

       Cede & Co     $731,415.61    $404,892.68   $65,580,583.00


              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.     Have any deficiencies occurred?   NO.
                             Date:
                             Amount:

              D.     Were any amounts paid or are any amounts payable under
                     the Certificate Guaranty Insurance Policy?   NO
                             Amount:

              E.     Are there any developments with respect to the Certificate
                     Insurance Guaranty Policy?   NONE.

              F.     Item 1: Legal Proceedings:   NONE

              G.     Item 2: Changes in Securities:      NONE

              H      Item 4: Submission of Matters to a Vote of
                     Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.     Monthly Distribution Report dated January 27, 1997.



              MEGO MORTGAGE CORPORATION
     FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                  SERIES 1996-3


                  CERTIFICATE HOLDERS' REPORT
Distribution Date:  27-Jan-97


       Beginning                                           Ending
      Certificate  Principal    Interest      Total      Certificate
Class   Balance   DistributionDistribution Distribution    Balance

 A-1  19630000.00   518564.01   104402.69     622966.70  18755779.61
 A-2  10790000.00        0.00    61503.00      61503.00  10790000.00
 A-3   9101458.00        0.00    54836.28      54836.28   9101458.00
  S   40062299.05 NA             14937.67      14937.67  39483756.35
  R            NA NA                 0.00          0.00 NA


Total 39521458.00   518564.01   235679.64     754243.65  38647237.61

           AMOUNTS PER $1,000 UNIT

                                              Ending       Current
       Principal    Interest     Total     Certificate  Pass-Through
ClassDistribution DistributionDistribution   Balance    Interest Rate

 A-1  26.41691340  5.31852725 31.73544065  955.46508456       6.5000%
 A-2   0.00000000  5.70000000  5.70000000 1000.00000000       6.8400%
 A-3   0.00000000  6.02499951  6.02499951 1000.00000000       7.2300%
S (a)  0.00000000  0.37286103  0.37286103  985.55892413       0.4500%


                  Trustee's Certificate
     Pooling and Servicing Agreement Dated November 1, 1996
                                   GROUP I
i) Interest from Mortgagors / Master Servicer                        464,490.62
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                                  0.00
     Total Interest                                                  464,490.62

   Principal Collections (Regular Installments)                       65,663.21
   Principal Collections (Curtailments and Paid in Fulls)            284,360.21
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                                 0.00
     Total Principal                                                 350,023.42

   Amount on Deposit in the Distribution Account                     814,514.04
   Deposits Pursuant to Sec 4.03 (d)-FHA Reserve Account                   0.00
   Distribution Account Income                                           348.08
   Substitution Adjustment Amount                                          0.00
   Collected Amount                                                  814,862.12
   Insured Payments                                                        0.00
   Withdrawals from the Reserve Fund                                       0.00
   Amount Available                                                  814,862.12

ii)  Pool Balance Information:
     Beginning Aggregate Principal Balance               39833779.77
     less: Principal Collections (non-Defaulted Loans)     350023.42
     less: Balance of Defaulted Loans                           0.00
     Ending Aggregate Principal Balance                  39483756.35

                                                           Before       After
iii)  Class IA Factors:                              Distributions Distributions
          Class IA-1                                      0.98188200 0.95546508
          Class IA-2                                      1.00000000 1.00000000
          Class IA-3                                      1.00000000 1.00000000

                                                          Computed   Distributed
                                                           Amount      Amount
iv) Class IA Monthly Interest Amount                      220,741.97 220,741.97
    Class IA Principal Distribution Amount                350,023.42 350,023.42
      (limited to the Overcolleralization Amount)
    Class IA Distribution of Distributable Excess Spread  168,540.59 168,540.59
    Class IA Guaranteed Principal Distribution                  0.00       0.00
                                                           Beginning     Ending
                                                           Shortfall  Shortfall
    Class IA Monthly Interest Amount                            0.00       0.00
    Class IA Principal Distribution Amount                      0.00       0.00
      (limited to the Overcolleralization Amount)

v)  Excess Spread                                                    168,540.59
    Distributable Excess Spread                                      168,540.59

vi)  FHA Premium Account Deposit                                      11,211.29
      Servicer Fee                                                    33,194.82
      Master Servicer Fee                                              2,655.59
      Master Servicer Reimbursement                                        0.00
      Trustee Fee and any Additional Trustee Fee                       1,493.77
      Premium                                                         12,063.00
      Reimbursement Amount distributed to the Certificate Insurer          0.00
      Successor Master Servicer Fees                                       0.00
      Other Fees                                                           0.00
      Excess Claim Amount                                                  0.00

vii)  Group Performance Percentages:
        30+ Delinquency Percentage (Rolling Three Month)                  1.150%
        60+ Delinquency Percentage (Rolling Three Month)                  0.163%
        Cumulative Default Percentage                                     0.000%
        Annual Default Percentage (Three Month Average)                   0.000%

viii)  Overcollateralization Information:
         OC Multiple                                                          1
         Required OC Amount                                          1502336.21
         Overcollateralization Amount (before distributions)          667978.15
         Overcollateralization Amount (after distributions)           836518.74


ix)  Default Information:
                                                      Current Period Cumulative
   Principal Balance of Defaulted Loans                         0.00       0.00
   Balance of Credit Support Multiple Defaulted Loans           0.00       0.00
   Accrued and Unpaid Interest on Credit                        0.00       0.00
            Support Multiple Defaulted Loans

x)   FHA Insurance Information:
          Trust Designated Insurance Amount  (at the Cut-off Date)   3674309.00
                     Number      Number      Balance       Balance
                Current Period Cumulative Current Period Cumulative
    Claims Filed            0           0          0.00         0.00
    Claims Pending          0          NA          0.00           NA
    Claims Paid             0           0          0.00         0.00


xi)   Reserve Fund:
      Beginning Balance                                                    0.00
      Investment Income on the Reserve Fund                                0.00
      Deposits to the Reserve Fund                                         0.00
      Withdrawals from the Reserve Fund for Deficiency Amounts             0.00
      Release of Amounts in Excess of the Reserve Requirement              0.00
      Ending Balance                                                       0.00

xii)   Collateral Performance Percentages:
        Pool Annual Default Percentage (Rolling Three Month)              0.000%
        Pool 60+ Delinquency Percentage (Rolling Three Month)             0.127%




              MEGO MORTGAGE CORPORATION
     FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                  SERIES 1996-3


                  CERTIFICATE HOLDERS' REPORT
Distribution Date:  27-Jan-97



       Beginning                                           Ending
      Certificate  Principal    Interest      Total      Certificate
Class   Balance   DistributionDistribution Distribution    Balance

  A   27146476.99   212851.60   157902.01     370753.61  26933625.39
  S   27146477.47 NA             11311.03      11311.03  26933625.87
  R            NA        0.00        0.00          0.00         0.00


Total 27146476.99   212851.60   169213.04     382064.64  26933625.39



           AMOUNTS PER $1,000 UNIT

                                              Ending       Current
       Principal    Interest     Total     Certificate  Pass-Through
ClassDistribution DistributionDistribution   Balance    Interest Rate

  A    7.82544805  5.80523696 13.63068501  990.20954617       6.9800%
S (a)  0.00000000  0.41584783  0.41584783  990.20954634       0.5000%



                  Trustee's Certificate
     Pooling and Servicing Agreement Dated November 1, 1996
                  GROUP 2

i) Interest from Mortgagors / Master Servicer                         323065.65
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                                  0.00
                  Total                                               323065.65

   Principal Collections (Regular Installments)                        56961.90
   Principal Collections (Curtailments and Paid in Fulls)             155889.70
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                                 0.00
                  Total                                               212851.60

   Amount on Deposit in the Distribution Account                     535,917.25
   Deposits Pursuant to Section 4.03 (d)-FHA Reserve Account Deposits      0.00
   Distribution Account Income                                           175.36
   Collected Amount                                                  536,092.61
   Insured Payments                                                        0.00
   Reserve Fund Withdrawals                                                0.00
   Amount Available                                                  536,092.61

ii)  Pool Balance Information:
     Beginning Aggregate Principal Balance               27146477.47






     less: Principal Collections (non-Defaulted Loans)     212851.60
     less: Balance of Defaulted Loans                           0.00
     Ending Aggregate Principal Balance                  26933625.87

                                                           Before       After
                                                     Distributions Distributions
iii)  Class IIA Factor:                                   0.99803499 0.99020955


                                                          Computed   Distributed
                                                           Amount      Amount
iv)   Class IIA Monthly Interest Amount                   157,902.01 157,902.01
      Class IIA Principal Distribution Amount             212,851.60 212,851.60
      Class IIA Guaranteed Principal Distribution               0.00       0.00

                                                           Beginning     Ending
                                                           Shortfall  Shortfall
      Class IIA Monthly Interest Amount                         0.00       0.00

v)    Insurance Default Amount                                             0.00
      Loss Carryforward Amount (Computed)                                  0.00
      Loss Carryforward Amount (Distributed)                               0.00

vi)  FHA Premium Account Deposit                                       1,817.05
      Servicer Fee                                                    22,622.06
      Master Servicer Fee                                              1,809.77
      Master Servicer Reimbursement                                        0.00
      Trustee Fee and any Additional Trustee Fee                       1,017.99
      Premium                                                          8,361.00
      Reimbursement Amount distributed to the Certificate Insurer          0.00
      Successor Master Servicer Fees                                       0.00
      Other Fees                                                           0.00
      Excess Claim Amount                                                  0.00


vii)  Default Information:
                                                      Current Period Cumulative
       Principal Balance of Defaulted Loans                     0.00       0.00
       Principal Balance of Credit                              0.00       0.00
              Support Multiple Defaulted Loans


viii)   FHA Insurance Information:

         Trust Designated Insurance Amount  (at the Cut-off Date)    3674309.00

                     Number      Number      Balance       Balance
                Current Period Cumulative Current Period Cumulative
    Claims Filed         0.00        0.00          0.00         0.00
    Claims Pending       0.00          NA          0.00           NA
    Claims Paid          0.00        0.00          0.00         0.00


ix)  Reserve Fund:
       Beginning Balance                                1,991,449.46
       Investment Income on the Reserve Fund                3,621.40
       Deposits to the Reserve Fund                       118,400.10
Withdrawals from the Reserve Fund for Deficiency Amounts        0.00
Release of Amounts in Excess of the Reserve Requirement         0.00
       Ending Balance                                   2,113,470.96







x)  Collateral Performance Percentages:
     Pool Annual Default Percentage (Three Month Average)                 0.000%
     Pool 60+ Delinquency Percentage (Rolling Three Month)                0.127%

xi)  Reserve Requirement Information
        30+ Delinquency Rate (Rolling Three Month)             0.604%
        60+ Delinquency Rate (Rolling Three Month)             0.074%
        Cumulative Default Percentage                          0.000%
        Annual Default Rate (Three Month Average)              0.000%
        Credit Support Multiple                                    1
        Reserve Requirement                             3,019,191.73



                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     FINANCIAL ASSET SECURITIES CORPORATION




                             By
                             Name:  Lynn Steiner
                             Title: Assistant Vice President, First Trust
                                    of New York, National Association


Dated:        January 31, 1997